EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 3)

Net Income (U.S. GAAP), $M	3Q03	2Q03	1Q03	4Q02	3Q02
Upstream
United States	883	907	1,259	757	642
Non-U.S.	1,819	1,931	4,434	2,245	1,635
Total	2,702	2,838	5,693	3,002	2,277
Downstream
United States	371	419	174	403	42
Non-U.S.	540	727	549	418	83
Total	911	1,146	723	821	125
Chemicals
United States	25	128	16	71	156
Non-U.S.	205	311	271	5	197
Total	230	439	287	76	353

Corporate and financing	(193)	(253)	(213)	(109)	(41)
Merger expenses	0	0	0	(100)	(85)
Income from continuing operations	3,650	4,170	6,490	3,690	2,629
Discontinued operations	0	0	0	400	11
Accounting change	0	0	550	0	0
Net income (U.S. GAAP)	3,650	4,170	7,040	4,090	2,640
Net income per common share (U.S. GAAP)	0.55	0.63	1.05	0.60	0.39
Net income per common share
- assuming dilution (U.S. GAAP)	0.55	0.62	1.05	0.60	0.39

Merger Effects, Discontinued Operations, Accounting Change and Other Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	1,700	0	(215)
Total	0	0	1,700	0	(215)
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemicals
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Merger expenses	0	0	0	(100)	(85)
Discontinued operations	0	0	0	400	11
Accounting change	0	0	550	0	0
Corporate total	0	0	2,250	300	(289)

Earnings Ex. Merger Effects, Discontinued Operations, Accounting Change and Other Special Items $M
Upstream
United States	883	907	1,259	757	642
Non-U.S.	1,819	1,931	2,734	2,245	1,850
Total	2,702	2,838	3,993	3,002	2,492
Downstream
United States	371	419	174	403	42
Non-U.S.	540	727	549	418	83
Total	911	1,146	723	821	125
Chemicals
United States	25	128	16	71	156
Non-U.S.	205	311	271	5	197
Total	230	439	287	76	353
Corporate and financing	(193)	(253)	(213)	(109)	(41)
Corporate total	3,650	4,170	4,790	3,790	2,929
EPS ex Merger Effects/Discontinued Operations/Accounting Change/Special Items
- assuming dilution	0.55	0.62	0.71	0.56	0.44

EXXON MOBIL CORPORATION

3Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 3)

Supplemental Information (continued)

Net production of crude oil and	3Q03	2Q03	1Q03	4Q02	3Q02
natural gas liquids, kbd
United States	596	603	633	650	656
Canada	370	372	347	375	348
Europe	541	565	621	603	552
Asia-Pacific	240	240	231	246	273
Africa	456	399	414	352	354
Other Non-U.S.	282	297	258	271	270
Total liquids production	2,485	2,476	2,504	2,497	2,453

Natural gas production available
for sale, mcfd
United States	2,124	2,349	2,382	2,264	2,374
Canada	943	906	931	987	1,020
Europe	2,711	3,524	6,321	5,782	3,065
Asia-Pacific	1,860	1,890	1,752	2,015	2,170
Other Non-U.S.	630	601	634	619	593
Total natural gas production available for sale	8,268	9,270	12,020	11,667	9,222

Total worldwide liquids and gas production, koebd	3,863	4,021	4,507	4,442	3,990

Refinery throughput, kbd
United States	1,850	1,815	1,683	1,811	1,807
Canada	451	459	447	446	467
Europe	1,598	1,573	1,464	1,548	1,529
Asia-Pacific	1,364	1,347	1,506	1,449	1,433
Other Non-U.S.	292	297	290	282	242
Total refinery throughput	5,555	5,491	5,390	5,536	5,478

Petroleum product sales, kbd
United States	2,722	2,706	2,573	2,810	2,724
Canada	591	580	613	622	596
Europe	2,096	2,068	1,988	2,097	2,034
Asia-Pacific	1,637	1,566	1,805	1,581	1,516
Other Non-U.S.	889	880	882	907	893
Total petroleum product sales	7,935	7,800	7,861	8,017	7,763

Gasolines, naphthas	3,308	3,263	3,035	3,224	3,253
Heating oils, kerosene, diesel	2,360	2,284	2,517	2,406	2,206
Aviation fuels	672	643	660	698	728
Heavy fuels	626	628	642	680	577
Specialty products	969	982	1,007	1,009	999
Total petroleum product sales	7,935	7,800	7,861	8,017	7,763

Chemicals product revenue, $M
United States	$2,630	$2,486	$2,599	$2,247	$2,249
Non-U.S.	3,594	3,629	3,831	3,101	3,154
Total chemicals product revenue	$6,224	$6,115	$6,430	$5,348	$5,403

Chemicals prime product sales, kt
United States	2,698	2,543	2,861	2,783	2,849
Non-U.S.	3,996	3,826	4,030	3,831	3,807
Total chemicals prime product sales	6,694	6,369	6,891	6,614	6,656

EXXON MOBIL CORPORATION

3Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 3)

Supplemental Information (continued)

Average Realization Data	3Q03	2Q03	1Q03	4Q02	3Q02
United States
ExxonMobil
Crude ($/B)	25.70	23.81	29.33	23.65	24.26
Natural Gas ($/kCF)	5.01	5.22	6.20	3.87	2.92

Benchmarks
WTI ($/B)	30.18	29.02	34.06	28.20	28.32
ANS-WC ($/B)	28.83	27.05	33.23	26.75	27.32
Henry Hub ($/MBTU)	4.97	5.40	6.58	3.99	3.16

Non-U.S.
ExxonMobil
Crude ($/B)	27.25	25.39	30.65	25.86	25.76
Natural Gas ($/kCF)	3.50	3.75	4.04	3.37	2.72
European NG ($/kCF)	3.65	3.92	4.03	3.55	3.01

Benchmarks
Brent ($/B)	28.41	26.03	31.51	26.78	26.95

Capital and Exploration Expenditures, $M
Upstream
United States	539	526	489	584	619
Non-U.S.	2,440	2,395	2,295	2,297	2,069
Total	2,979	2,921	2,784	2,881	2,688
Downstream
United States	312	333	308	324	257
Non-U.S.	356	380	273	515	377
Total	668	713	581	839	634
Chemicals, Administrative and Discontinued Operations
United States	94	107	63	151	139
Non-U.S.	97	90	68	154	102
Total	191	197	131	305	241

Total Capital and Exploration Expenditures	3,838	3,831	3,496	4,025	3,563

Exploration Expense Charged to Income, $M
Consolidated - United States	38	39	35	57	49
- Non-U.S.	184	138	107	249	107
Non-consolidated - ExxonMobil share - United States	0	1	0	0	0
- Non-U.S.	3	4	12	33	0

Total Exploration Expense Charged to Income	225	182	154	339	156

Effective Income Tax Rate	40.3%	39.8%	36.4%	34.8%	43.3%

Common Shares Outstanding (millions)
At quarter end	6,610	6,652	6,679	6,700	6,729
Average	6,619	6,654	6,683	6,712	6,740
Average - assuming dilution	6,652	6,687	6,714	6,755	6,787

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	5.7	7.3	8.7	5.1	7.5
Sales of subsidiaries, investments and PP&E	0.2	0.3	1.3	1.7	0.2
Cash flows from operations and asset sales	5.9	7.6	10.0	6.8	7.7

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2003. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.